UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2024

UNUM GROUP
(Exact name of registrant as specified in its charter)

Delaware	001-11294	62-1598430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Fountain Square
Chattanooga, Tennessee 37402
(Address of principal executive offices) (Zip Code)

(423) 294-1011
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.10 par value	UNM	New York Stock Exchange
6.250% Junior Subordinated Notes due 2058	UNMA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01    Other Events.

On June 10, 2024, Unum Group, a Delaware corporation (the "Company"), announced that it had completed an offering of $400,000,000 aggregate principal amount of 6.000% Senior Notes due 2054 (the "Notes").
The Notes were offered and sold pursuant to an Underwriting Agreement, dated June 5, 2024 (the "Underwriting Agreement"), and issued by the Company under an Indenture, dated as of August 23, 2012, as amended by the First Supplemental Indenture, dated as of August 20, 2020. Copies of the Underwriting Agreement, the form of the Notes, the opinion of Sullivan & Cromwell LLP, special counsel to the Company, relating to the validity of the Notes, and a news release concerning the offering of the Notes are attached hereto as Exhibits 1.1, 4.1, 5.1 and 99.1, respectively.
The Notes were offered and sold under the Company's effective registration statement on Form S-3 (File No. 333-271511) filed with the U.S. Securities and Exchange Commission (the "SEC"). The Company has filed with the SEC a prospectus supplement, dated June 5, 2024, together with the accompanying base prospectus, dated April 28, 2023, relating to the offer and sale of the Notes.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.    The following exhibits are filed with this report:

Exhibit No.	Description
1.1	Underwriting Agreement dated June 5, 2024, with respect to the Notes, between Unum Group and the several underwriters named in Schedule II thereto.
4.1	Form of 6.000% Senior Notes due 2054.
5.1	Opinion of Sullivan & Cromwell LLP, dated June 10, 2024, as to the validity of the Notes.
23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).
99.1	News release of Unum Group dated June 10, 2024, concerning the offering of the Notes.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unum Group
(Registrant)

Date: June 10, 2024	By:	/s/ J. Paul Jullienne
		Name:	J. Paul Jullienne
		Title:	Vice President, Managing Counsel, and
Corporate Secretary